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EXHIBIT 10.3

                       World Telehealth Inc.:
                      The Management Contract

Addendum No. 3  to MOU of July 6, 1998

between

ExpediaCom Global Inc. and World Telehealth Inc.

                         for
                         Board of Directors
                         World Telehealth Inc.

October 19, 1998

     This document is confidential and restricted to the Management of World Telehealth Inc. and ExpediaCom Global Inc. It is governed by the mutual non-disclosure and non-circumvent agreement signed between the
above parties on August 10, 1998.   Reproduction of this document is
prohibited without the written consent of ExpediaCom Global Inc.

ExpediaCom Global Inc.
communications systems solutions   Robert W. Wilder
                                   President
4261-A14 Highway 7                 5300 West Sahara
Suite 160                          Suite 101
Unionville, Ontario                Las Vegas, Nevada
Canada L3R 9W6                     U.S.A. 89102
                                   Tel:  (905) 475-0479
                                   Fax:  (905) 475-0444
                                   E-mail:  bob.wilder@sympatico.ca

1.0  Background

     With the Business Operations Plan (prepared by ExpediaCom) submitted and under review by the Board of Directors of World
Telehealth, it is now time to address building the start up organization, and transitioning this organization into a fully functioning corporation that will successfully achieve the vision and operating targets established in the Business Operations Plan.

     Based on the Business Operations Plan (BOP), World Telehealth
(WTH) is forecasted to achieve $6.5 Million of revenue by November 1, 1999, $28.8 M in 2000, and $71.2 M in 2001. The product development strategy for WTH is broad in scope, potentially complex, and very aggressive. The company must also develop a strong international flavor, and a significant number of alliances must be negotiated, implemented and managed. These alliances will include major customers, key technology suppliers, and government/non-government organizations (such UNCTAD, WHO and SECA).

     All of the above areas must be addressed in very short order, and must be project managed with rigor in order to ensure the above revenue targets are met and exceeded.

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     ExpediaCom Global Inc. has extensive experience in establishing and managing network centric companies. Our experience has also focused on companies that provide a solutions oriented network service (rather than simply providing hardware or software component products), as evidenced by our Community of Interest Model. As an opportunity for ExpediaCom, World Telehealth represents an extremely good fit.

     Most importantly, we believe that ExpediaCom has demonstrated its competencies through the following deliverables to WTH (some are still in progress but have already produced positive results):

     -    WTH Business Operations Plan (BOP)
     -    ISETO Geneva Meeting Support Package
     -    Generic Term Sheet for Alliance Partners
     -    Celebration Health Term Sheet Value Proposition
     -    Loma Linda Term Sheet Value Proposition
     -    Celebration Health MOU
     -    Lyon France Project Plan & Project Management
     -    Correspondence to Alliance Partners (Celebration)
     -    Strategy for UNCTAD, WHO, SECA relationships
     -    Processes for Financial Management (e.g. use of funds)
     -    General Business Coaching
     - Opportunities to benefit from other ExpediaCom Projects (Celebration Health involvement in Los Optimos Resort Project)

     This proposal identifies how ExpediaCom Global Inc. can assist World Telehealth in the next phase of the project in three key areas:

     - by providing the functionality of an operating senior management team to transition the company to full operating status
     - to acquire an exclusive license to distribute WTH products and services in Canada and two countries in the Caribbean (to be determined)
     - by acting as the longer term product development, technology and network operations support prime

2.0  Proposed Functionality

     The proposed management contract would address the following functions and provide the following deliverables, in two phases:

     - Phase 1: Start Up to Transition (Step 0 - Step 4 of schedule in Section 3.0)
     - Phase 2: Post Transition Support from ExpediaCom Global Inc. (Step 5 of schedule in Section 3.0)










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Phase 1:  Start Up to Transition

Functions      Key Deliverables
COI Office     -    accountable leader for the company
               -    accountable interface on behalf of the company to
                    the Board of Directors
               -    accountable for performance measures (revenues,
                    cost management, customer satisfaction, employee performance & satisfaction, etc.)
               -    develop and manage governance process with board
                    of directors
               -    seat on the Board of Directors for ExpediaCom
                    Executive
               -    seat on the Board of Directors for the COO office
                    (non-voting)

Financial Management
               - design and implementation of financial systems & processes (including management, investment, reporting, procurement, etc.)
               - liaison to the investment bankers regarding the acquisition of funds per the Business Operations Plan (BOP)
               - liaison to the investor relations program management

Administration -    design and management of company office and
                    support infrastructure (including offices, IT systems, telephony/communications systems, facilities, utilities, etc.)
               -    establishment and management of human
                    resources/competency management process (in conjunction with other functions)
               -    facilitate creation of operating processes

Marketing      -    complete strategic business plans and install an
                    "evergreen" process
               -    develop tactical plans for and manage ongoing
                    product development and research
               -    procure advertising, promotional material and
                    services, marketing collateral and design and maintenance of the corporate Website
               -    develop distribution strategies and establish and
                    manage "non-in house" distribution channels
               -    work closely with operations and sales
                    organizations to ensure strategies and tactical plans are being executed
               -    develop and manage the communications activities,
                    including Website
               -    develop and manage relationships with key
                    suppliers

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Phase 1:  Start Up to Transition (Cont'd)


Functions      Key Deliverables
Sales          -    prime interface with customers, particularly
                    Alliance Partners and Charter Members
               -    work with other distribution channels
               -    manage proposals to customers (with close
                    involvement of marketing function)

UN International Relations
               - establish and manage the strategic alliances with UNCTAD, other UN Agencies, WHO, SECA
               - work with sales to manage the prime interfaces to country prime contacts and governments
               - establishment and management of out of country offices per the BOP and planning function (e.g. Geneva)

Technology     -    examine emerging technologies
               -    develop a technology strategy and plan
               -    work closely with marketing to select key
                    technology suppliers
               -    input to marketing strategies and product
                    development

Operations     -    establish the Program Management Office to manage
                    costs and events for infrastructure build and ongoing operation
               -    ongoing outsourcing manager
               -    work with marketing and technology groups to
                    procure appropriate systems and technology on behalf of the company and its customers (where appropriate)
               -    develop management and measurement methods for
                    operations
               -    day to day interface to key suppliers
               -    ensure delivery based on marketing plans

Centres of Excellence
               - establish a center of excellence for each of the key Product & Service Areas: TeleMedicine, TeleWellness, TeleCommerce, Telegistic and TeleInformatics
               - appoint a company prime from either the Board of Directors or from within the company as the chair for each working group as per the BOP and to participate (on a compensatory basis)
               - recruit distinguished, prominent and competent individuals from outside of the company to participate (on a compensatory basis) in the working groups
               - deliver a set of recommendations for the direction of the specific area
               - vet and feedback to marketing on the strategic and tactical product and service plans
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Phase 1:  Start Up to Transition (Cont'd)

Functions      Key Deliverables
Co-operative Training Program
               -    business management training of appropriate WTH
                    designees to assume longer term roles in the company after the transition from ExpediaCom is complete
               -    will include "on the job" training, business
                    training with outside firms, executive technology training with outside firms
               -    testing function to ensure competency levels
               -    coaching programs for designees

Transition     -    evolution plan for long term operation of the
                    company
               -    acquire the human resources for management of the
                    business
               -    transition period with the new management team

Phase 2:  Post Transition Support by ExpediaCom Global Inc.

     The costs for this phase have yet to be determined, and are therefore not included in this proposal.

Functions      Key Deliverables
Ongoing Product Development Support
                    -    ongoing strategic business plan support
                    - ongoing product development and research support
                    -    ongoing support with key suppliers
                    -    ongoing sales & distribution support
                    -    ongoing communications / Website support

Ongoing Network Operations Support
                    -    provide ongoing program management advise
                    -    act as the ongoing outsourcing manager
                    - ongoing work with suppliers to ensure proper delivery / deployment
                    - evolve management and measurement methods for operations

Ongoing Distributor of WTH
                    -    exclusive responsibility for Canada
                    - exclusive responsibility for a minimum of two Caribbean nations (to be determined)

3.0  Project Schedule

The following is the proposed project schedule.

Step 0:   World Telehealth Confirmation to Begin            October 18, 1998
Step 1:   Operations Program Outline (complete Schedule E)  November 30, 1998
Step 2:   Transition Plan Complete                     June 30, 1999
Step 3:   Transition Begins                                 September 1, 1999
Step 4:   Transition Complete                          January 1, 2000
Step 5:   Ongoing Support Functions Begin                   January 1, 2000


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4.0  Pricing

     The pricing for the management functions described in section 2 is:

     Monthly Fee                        $165,000.00 US

Any appropriate taxes are extra.

     This fee includes salaries for the current full time employees of World Telehealth (M. Weber, M. Palmer, and L. Sapino) and retainer agreements with other parties such as United Sources of America. In addition, this fee includes the incentives paid to the chairpersons of the five Centres of Excellence (including contributions made by WTH Medical resources). It would be our intent to outsource as much of the operation as is appropriate to achieve the best possible cost structure, while first meeting the defined quality operational goals.

     The following items are not included in the above fee and would be addressed through the creation and normal management of a company operating budget.

     -    Rent
     -    Telephones and communications costs
     -    Insurance (all types)
     -    Advertising, Branding, Promotional Materials, Collateral,
          Trade Shows, etc.
     -    Website develop and operation
     -    Office Automation systems
     - Product development costs other than the management functions described above
     -    Expenses outside of the office location
     - Special research outside of the strategies and tactical plans described above
     -    Reasonable unforeseen costs

5.0  World Telehealth Concurrence on Contractual Documents

     This section contains the following documents:

     -    Addendum 3 MOU Signature Sheet
     -    Schedule E: The Services for The Management Contract
     -    Schedule F:  Consulting Fees & Cost Structure for WTH
          Management Contract

                           ADDENDUM No. 3

     IN WITNESS WHEREOF the parties have executed this Addendum of
Schedules for the World Telehealth Inc. Management Contract   Schedule
E: The Services, Schedule F: Consulting Fees and Cost Structures - to be attached to the Memorandum of Understanding (MOU) between World Telehealth Inc. and ExpediaCom Global Inc., dated as of the 19th day of October, 1998




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SIGNED, SEALED AND DELIVERED  )
in the presence of:           )    World Telehealth Inc..
                              )    Per:
                              )
                              )    ____________________________
                              )
------------------------------


                              )    ExpediaCom Global Inc.
                              )    Per:
                              )
                              )    ___________________________
                              )    Robert W. Wilder, President
------------------------------


       Schedule E:  The Services for the Management Contract

     The key responsibilities of the Company pursuant to this Addendum No. 3 shall be to establish a management team and manage the day to day operations of World Telehealth for a period as defined in section 3.0 Schedule of this MOU Addendum.

     ExpediaCom's Service will be documented and the performance of this Service will be measured as follows in the following "statement of work". This table will be completed as part of the Operations
Program Outline by November 30, 1998 (Step 3 of the Schedule in Section
3.0).

Milestone Service/Result      By When        Measure

1.
2.
3.
4.
5.

Schedule F:  Consulting Fees & Cost Structure for WTH Management
Contract

ExpediaCom's compensation and fee structure are as follows:

ExpediaCom Global Inc.
Consulting Fee & Cost Structure
World Telehealth Management Contract
Fixed Costs

Management Contract Phase 1   $165,000.00 ($US), plus taxes ($US)
                              Terms:  payable at the beginning of
                              each month

Applicable State/Federal
/Other Taxes                  To Be Determined ($US)

Total Fixed Costs             $165,000.00 ($US), plus taxes ($US)

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Variable Costs                Accountable Expenses outside of Company
                              location
                              Invoice monthly
                              As incurred ($US)
                              Terms: payable net 10 days
Total Variable Costs          TBD
Total  Management Contract
                              Phase 1 Costs  $165,000.00  ($US), plus
                              taxes ($US), plus reasonable approved
                              costs

ExpediaCom General Consulting Fees For World Telehealth
Personnel Per Diem Rates      Executive Consultant $2500 ($US)
                              Senior Manager $1800 - $2000 ($US)
                              Middle Manager $1200 - $1500 ($US)
                              Junior Manager/Administrator
                              $750 - $1000 ($US)
Expenses Reimbursement
Accountable Expenses
(e.g. Hotels, Meals, Travel)  Invoice monthly - As incurred ($US)
                              Terms: payable net 10 days
Other Fees
Fixed and/or Variable Fees
/Costs                        Special reports, studies, research,
                              presentation or promotional material,
                              and support personnel.  To be
                              determined on a per request basis
                              (could be fixed and/or variable costs)

NOTE: Identification of resources applies only to resources, capital or expense that is over an above the ExpediaCOm
          Management Contract.

          If the cost is included then an indication of "included in the EXP Mgmt Contract" should be done.

          Make sure that primes are identified and "put to work".

1.   Chief Operating Officer / Corporate Leadership Function

     Activity                           Due       H.R.
No.  Description    Measure   Prime     Date      Expense   Capital

     accountable leader for the company

     accountable interface on behalf of the company to the Board of Directors accountable for performance measures (revenues, cost management, customer satisfaction, employee performance & satisfaction, etc.)

     develop and manage governance process with board of directors seat on the Board of Directors for ExpediaCom Executive

     seat on the Board of Directors for the COO office (non-voting)

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     Activity                           Due       H.R.
No.  Description    Measure   Prime     Date      Expense   Capital

2.   Financial Management Function

     design and implementation of financial systems & processes
     (including management, investment, reporting, procurement, etc.)

     liaison to the investment bankers regarding the acquisition of funds per the Business Operations Plan (BOP)

     liaison to the investor relations program management

3.   Administration

     Activity                           Due       H.R.
No.  Description    Measure   Prime     Date      Expense   Capital

     design and management of company office and support infrastructure (including offices, IT systems, telephony / communications systems, facilities, utilities, etc.)

     establishment and management of human resources / competency management process (in conjunction with other functions)

     facilitate creation of operating processes

4.   Marketing

     Activity                           Due       H.R.
No.  Description    Measure   Prime     Date      Expense   Capital

     complete strategic business plans and install an "evergreen" process develop tactical plans for and manage ongoing product development and research procure advertising, promotional material and services, marketing collateral and design and maintenance of the corporate Website develop distribution strategies and establish and manage "non-in house" distribution channels work closely with operations and sales organizations to ensure strategies and tactical plans are being executed develop and manage the communications activities, including
     Website

     develop and manage relationships with key suppliers

5.   Sales Function
     Activity                           Due       H.R.
No.  Description    Measure   Prime     Date      Expense   Capital

     prime interface with customers, particularly Alliance Partners and Charter Members work with other distribution channels

     manage proposals to customers (with close involvement of marketing function)

6.   United Nations Liaison / International Relations

     Activity                           Due       H.R.
No.  Description    Measure   Prime     Date      Expense   Capital

     establish and manage the strategic alliances with UNCTAD, other UN Agencies, WHO, SECA work with sales to manage the prime interfaces to country prime contacts and governments establishment and management of out of country offices per the BOP and planning function (e.g. Geneva)

7.   Technology Function

     Activity                           Due       H.R.
No.  Description    Measure   Prime     Date      Expense   Capital   Capital

     examine emerging technologies

     develop a technology strategy and plan

     work closely with marketing to select key technology suppliers input to marketing strategies and product development

8.   Operations Function

     Activity                           Due       Human
No.  Description    Measure   Prime     Date      RES (EQE) Expense

     establish the Program Management Office to manage costs and events for infrastructure build and ongoing operation ongoing outsourcing manager

     work with marketing and technology groups to procure appropriate systems and technology on behalf of the company and its customers (where appropriate)

     develop management and measurement methods for operations day to day interface to key suppliers ensure delivery based on marketing plans

9.   Centres of Excellence

     Activity                           Due       H.R.
No.  Description    Measure   Prime     Date      Expense   Expense


10.  Co-operative Training Program

     Activity                           Due       H.R.
No.  Description    Measure   Prime     Date      Expense   Capital



11.  Transition Program

     Activity                           Due       H.R.
No.  Description    Measure   Prime     Date      Expense   Expense